UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2012

Constellation Energy Partners LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Main Street, Suite 1300 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

To the extent applicable, the information included in Item 7.01 of this Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 30, 2012, Constellation Energy Partners LLC (the “Company”) issued a press release providing an update on its 2012 capital plan and Mid-Continent drilling activity. The Company also announced that it will host a conference call at 3:00 p.m. (CDT) on Thursday, August 9, 2012, to discuss second quarter 2012 earnings and the drilling update provided today. Information on the Company’s website is not incorporated into this Form 8-K by reference.

The Company has prepared an investor presentation relating to the Company’s 2012 drilling activity, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

A copy of the press release is furnished and attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Investor Presentation—2012 Drilling Update

99.2	Press Release dated July 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTELLATION ENERGY PARTNERS LLC

Date: July 30, 2012	By:	/s/ CHARLES C. WARD
Charles C. Ward Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation—2012 Drilling Update

99.2	Press Release dated July 30, 2012.